UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 11, 2004

Composite Solutions, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-24551	65-0790758
(Commission File Number)	(IRS Employer Identification No.)

3252 Holiday Court, Suite 206, La Jolla, California	92037
(Address of Principal Executive Offices)	(Zip Code)

(858) 459-4843

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03     Bankruptcy or Receivership.

On October 11, 2004, Composite Solutions, Inc. (CSI) (OTC BB: KIPS) filed a voluntary petition for liquidation under Chapter 7 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Southern District of California. The case number is 04-08830-JM7. CSI ceased operations as of this date.

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Chairman of the Board Gilbert A. Hegemier and Chief Executive Officer Thomas C. Bache submitted their resignations shortly after the petition was filed, to be effective upon filing this Form 8-K. Dr. Bache has agreed to appear before the appointed bankruptcy trustee as a former officer most knowledgeable about the filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPOSITE SOLUTIONS, INC.

Date: October 12, 2004	By:	/s/ Thomas C. Bache
Thomas C. Bache
Title: President and Chief Executive Officer

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